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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 12, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-48788                    51-
0331454
-----------------        -----------------------------       ----------
----
(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS


In 1999, the Federal Financial Institutions Examination Council ("FFIEC") revised its policy on the classification of consumer loans. The revised policy establishes uniform guidelines for the charge-off of loans to delinquent, bankrupt, and deceased borrowers, for charge-off of fraudulent accounts, and for re-aging delinquent accounts. The Bank implemented the guidelines in December 2000 by accelerating the charge-off of some delinquent loans. The one-time acceleration caused the reported charge-off rate for the month of December 2000 to increase by 5.34% for MBNA Master Credit Card Trust II.

MBNA Master Credit Card Trust II Series 2000-K Classes A and B
Certificates were issued November 21, 2000. The net proceeds from the sale of Series 2000-K will be used by the Seller for its general corporate purposes.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 Series 2000-K Supplement to the Pooling and Servicing Agreement, dated as of November 21, 2000, among MBNA America Bank, National
Association,
Seller and Servicer, and The Bank of New York, Trustee.


The following are filed as Exhibits to this Report under Exhibit 20:



      20.1 Series 1994-C Certificateholders' Statement for the month ended December 31, 2000.

      20.2 Series 1995-A Certificateholders' Statement for the month ended December 31, 2000.

      20.3 Series 1995-C Certificateholders' Statement for the month ended December 31, 2000.

      20.4 Series 1995-E Certificateholders' Statement for the month ended December 31, 2000.

     20.5 Series 1995-J Certificateholders' Statement for the month ended December 31, 2000.

     20.6 Series 1996-A Certificateholders' Statement for the month ended December 31, 2000.

     20.7 Series 1996-B Certificateholders' Statement for the month ended December 31, 2000.

     20.8 Series 1996-C Certificateholders' Statement for the month ended December 31, 2000.

     20.9 Series 1996-D Certificateholders' Statement for the month ended December 31, 2000.

     20.10 Series 1996-E Certificateholders' Statement for the month ended December 31, 2000.

     20.11 Series 1996-G Certificateholders' Statement for the month ended December 31, 2000.

     20.12 Series 1996-H Certificateholders' Statement for the month ended December 31, 2000.

     20.13 Series 1996-J Certificateholders' Statement for the month ended December 31, 2000.

     20.14 Series 1996-K Certificateholders' Statement for the month ended December 31, 2000.

     20.15 Series 1996-M Certificateholders' Statement for the month ended December 31, 2000.

     20.16 Series 1997-B Certificateholders' Statement for the month ended December 31, 2000.

     20.17 Series 1997-C Certificateholders' Statement for the month ended December 31, 2000.

     20.18 Series 1997-E Certificateholders' Statement for the month ended December 31, 2000.

     20.19 Series 1997-F Certificateholders' Statement for the month ended December 31, 2000.

     20.20 Series 1997-I Certificateholders' Statement for the month ended December 31, 2000.

     20.21 Series 1997-J Certificateholders' Statement for the month ended December 31, 2000.

     20.22 Series 1997-K Certificateholders' Statement for the month ended December 31, 2000.

     20.23 Series 1997-M Certificateholders' Statement for the month ended December 31, 2000.

     20.24 Series 1998-A Certificateholders' Statement for the month ended December 31, 2000.

     20.25 Series 1998-C Certificateholders' Statement for the month ended December 31, 2000.

     20.26 Series 1998-D Certificateholders' Statement for the month ended December 31, 2000.

     20.27 Series 1998-E Certificateholders' Statement for the month ended December 31, 2000.

     20.28 Series 1998-F Certificateholders' Statement for the month ended December 31, 2000.

     20.29 Series 1998-G Certificateholders' Statement for the month ended December 31, 2000.

     20.30 Series 1998-I Certificateholders' Statement for the month ended December 31, 2000.

     20.31 Series 1998-J Certificateholders' Statement for the month ended December 31, 2000.

20.32 Series 1999-A Certificateholders' Statement for the month ended December 31, 2000.

20.33 Series 1999-B Certificateholders' Statement for the month ended December 31, 2000.

20.34 Series 1999-D Certificateholders' Statement for the month ended December 31, 2000.

20.35 Series 1999-E Certificateholders' Statement for the month ended December 31, 2000.

20.36 Series 1999-G Certificateholders' Statement for the month ended December 31, 2000.

20.37 Series 1999-H Certificateholders' Statement for the month ended December 31, 2000.

20.38 Series 1999-I Certificateholders' Statement for the month ended December 31, 2000.

20.39 Series 1999-J Certificateholders' Statement for the month ended December 31, 2000.

20.40 Series 1999-L Certificateholders' Statement for the month ended December 31, 2000.

20.41 Series 1999-M Certificateholders' Statement for the month ended December 31, 2000.

20.42 Series 2000-A Certificateholders' Statement for the month ended December 31, 2000.

20.43 Series 2000-B Certificateholders' Statement for the month ended December 31, 2000.

20.44 Series 2000-C Certificateholders' Statement for the month ended December 31, 2000.

20.45 Series 2000-D Certificateholders' Statement for the month ended December 31, 2000.

20.46 Series 2000-E Certificateholders' Statement for the month ended December 31, 2000.

20.47 Series 2000-F Certificateholders' Statement for the month ended December 31, 2000.

20.48 Series 2000-G Certificateholders' Statement for the month ended December 31, 2000.

20.49 Series 2000-H Certificateholders' Statement for the month ended December 31, 2000.

20.50 Series 2000-I Certificateholders' Statement for the month ended December 31, 2000.

20.51 Series 2000-K Certificateholders' Statement for the month ended December 31, 2000.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit
99:



     99.1. Series 1994-C Key Performance Factors for the month ended December 31, 2000.

     99.2. Series 1995-A Key Performance Factors for the month ended December 31, 2000.

     99.3. Series 1995-C Key Performance Factors for the month ended December 31, 2000.

     99.4. Series 1995-E Key Performance Factors for the month ended December 31, 2000.

     99.5. Series 1995-J Key Performance Factors for the month ended December 31, 2000.

    99.6. Series 1996-A Key Performance Factors for the month ended December 31, 2000.

    99.7. Series 1996-B Key Performance Factors for the month ended December 31, 2000.

    99.8. Series 1996-C Key Performance Factors for the month ended December 31, 2000.

    99.9. Series 1996-D Key Performance Factors for the month ended December 31, 2000.

    99.10. Series 1996-E Key Performance Factors for the month ended December 31, 2000.

    99.11. Series 1996-G Key Performance Factors for the month ended December 31, 2000.

    99.12. Series 1996-H Key Performance Factors for the month ended December 31, 2000.

    99.13. Series 1996-J Key Performance Factors for the month ended December 31, 2000.

    99.14. Series 1996-K Key Performance Factors for the month ended December 31, 2000.

    99.15. Series 1996-M Key Performance Factors for the month ended December 31, 2000.

    99.16. Series 1997-B Key Performance Factors for the month ended December 31, 2000.

    99.17. Series 1997-C Key Performance Factors for the month ended December 31, 2000.

    99.18. Series 1997-E Key Performance Factors for the month ended December 31, 2000.

    99.19. Series 1997-F Key Performance Factors for the month ended December 31, 2000.

    99.20. Series 1997-I Key Performance Factors for the month ended December 31, 2000.

    99.21. Series 1997-J Key Performance Factors for the month ended December 31, 2000.

99.22. Series 1997-K Key Performance Factors for the month ended
December 31, 2000.

99.23. Series 1997-M Key Performance Factors for the month ended
December 31, 2000.

99.24. Series 1998-A Key Performance Factors for the month ended
December 31, 2000.

99.25. Series 1998-C Key Performance Factors for the month ended
December 31, 2000.

99.26. Series 1998-D Key Performance Factors for the month ended
December 31, 2000.

99.27. Series 1998-E Key Performance Factors for the month ended
December 31, 2000.

99.28. Series 1998-F Key Performance Factors for the month ended
December 31, 2000.

99.29. Series 1998-G Key Performance Factors for the month ended
December 31, 2000.

99.30. Series 1998-I Key Performance Factors for the month ended
December 31, 2000.

99.31. Series 1998-J Key Performance Factors for the month ended
December 31, 2000.

99.32. Series 1999-A Key Performance Factors for the month ended
December 31, 2000.

99.33. Series 1999-B Key Performance Factors for the month ended
December 31, 2000.

99.34. Series 1999-D Key Performance Factors for the month ended
December 31, 2000.

99.35. Series 1999-E Key Performance Factors for the month ended
December 31, 2000.

99.36. Series 1999-G Key Performance Factors for the month ended
December 31, 2000.

99.37. Series 1999-H Key Performance Factors for the month ended
December 31, 2000.

99.38. Series 1999-I Key Performance Factors for the month ended
December 31, 2000.

99.39. Series 1999-J Key Performance Factors for the month ended
December 31, 2000.

99.40. Series 1999-L Key Performance Factors for the month ended
December 31, 2000.

99.41. Series 1999-M Key Performance Factors for the month ended
December 31, 2000.

99.42. Series 2000-A Key Performance Factors for the month ended
December 31, 2000.

99.43. Series 2000-B Key Performance Factors for the month ended
December 31, 2000.

99.44. Series 2000-C Key Performance Factors for the month ended
December 31, 2000.

99.45. Series 2000-D Key Performance Factors for the month ended
December 31, 2000.

99.46. Series 2000-E Key Performance Factors for the month ended
December 31, 2000.

99.47. Series 2000-F Key Performance Factors for the month ended
December 31, 2000.

99.48. Series 2000-G Key Performance Factors for the month ended
December 31, 2000.

99.49. Series 2000-H Key Performance Factors for the month ended
December 31, 2000.

99.50. Series 2000-I Key Performance Factors for the month ended
December 31, 2000.

99.51. Series 2000-K Key Performance Factors for the month ended
December 31, 2000.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 12, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President